UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8‑K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2018 (October 1, 2018)

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001‑36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed on October 2, 2018 (the “Original Form 8-K”) by PJT Partners Inc. (“PJT Partners” or the “Company”) in order to provide financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, an affiliate of the Company, PJT Partners Holdings LP (“Purchaser”), acquired CamberView Partners Holdings, LLC pursuant to an Agreement and Plan of Merger, by and among the Company, Purchaser, Blue Merger Sub LLC, a wholly owned subsidiary of Purchaser, CamberView Partners Holdings, LLC and CC CVP Partners Holdings, L.L.C., solely in its capacity as securityholder representative, dated as of August 27, 2018 (the “Acquisition”). The Acquisition was completed on October 1, 2018. The Original Form 8-K is amended by this Current Report on Form 8‑K/A to present certain financial statements of CamberView Partners, LLC and Subsidiaries (“Camberview”), of which CamberView Partners Holdings, LLC is the sole member, and to present certain unaudited pro forma condensed combined financial information in connection with the Acquisition. CamberView’s financial statements and the unaudited pro forma condensed combined financial information are filed as exhibits hereto. The foregoing description of the Acquisition and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 2.2 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018 and is incorporated herein by reference. Items and exhibits previously reported in the Original Form 8-K that are not included in this Amendment remain unchanged.

Item 7.01. Regulation FD Disclosure.

In addition to the unaudited pro forma condensed combined financial information filed as Exhibit 99.3 to this Amendment, the Company has prepared, and has furnished as Exhibit 99.4 to this Amendment, certain non-GAAP financial information to present the unaudited pro forma adjusted results of the combined entity for the nine months ended September 30, 2018. A reconciliation of the non-GAAP pro forma financial information to the most directly comparable GAAP measure is also included in Exhibit 99.4.

The information in Item 7.01 of this Amendment and Exhibit 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)Financial statements of business acquired.

The unaudited consolidated interim financial statements of CamberView as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017, including the notes related thereto, are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

The audited consolidated financial statements of CamberView as of and for the years ended December 31, 2017 and 2016, including the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)Pro forma financial information.

The unaudited pro forma condensed combined financial information as of September 30, 2018 and for the nine months ended September 30, 2018 and the year ended December 31, 2017, including the notes related thereto, are filed as Exhibit 99.3 to this report and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the combined entity’s financial position or results of operations actually would have been had the transaction been completed at and as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined entity.

(d)Exhibits.

Exhibit Number	Description
23.1	Consent of BPM LLP.
99.1

Unaudited consolidated interim financial statements of CamberView Partners, LLC and Subsidiaries as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017.

99.2	Audited consolidated financial statements of CamberView Partners, LLC and Subsidiaries as of and for the years ended December 31, 2017 and 2016.
99.3	Unaudited pro forma condensed combined financial information as of September 30, 2018 and for the nine months ended September 30, 2018 and the year ended December 31, 2017.
99.4	Supplemental unaudited adjusted pro forma financial information for the nine months ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ Helen T. Meates
Name: Helen T. Meates
Title: Chief Financial Officer

Date: November 21, 2018